                                                               EX-99.B(d)(1)(ii)

                                   Schedule A

                                                              As of June 9, 2003

                             WELLS FARGO FUNDS TRUST
                         Capped Operating Expense Ratios

--------------------------------------------------------------------------------
Name of Fund/class                               Capped            Expiration/
                                                 Operating         Renewal Date
                                                 Expense Ratio
--------------------------------------------------------------------------------
Asset Allocation
         Class A                                 1.15%             January 31
         Class B                                 1.90%             January 31
         Class C                                 1.90%             January 31
         Institutional Class                     0.90%             January 31
--------------------------------------------------------------------------------
California Limited Term Tax-Free
         Class A                                 0.85%             October 31
         Class C                                 1.60%             October 31
         Institutional Class                     0.60%             October 31
--------------------------------------------------------------------------------
California Tax-Free
         Class A                                 0.80%             October 31
         Class B                                 1.55%             October 31
         Class C                                 1.55%             October 31
         Institutional Class                     0.55%             October 31
--------------------------------------------------------------------------------
California Tax-Free Money Market
         Class A                                 0.65%             July 31
         Service Class                           0.45%             July 31
--------------------------------------------------------------------------------
California Tax-Free Money Market Trust           0.20%             July 31
--------------------------------------------------------------------------------
Cash Investment Money Market/1/
         Administrator Class                     0.35%             July 31
         Service Class                           0.50%             July 31
         Institutional Class                     0.20%             July 31
--------------------------------------------------------------------------------
Colorado Tax-Free
         Class A                                 0.85%             October 31
         Class B                                 1.60%             October 31
         Institutional Class                     0.60%             October 31
--------------------------------------------------------------------------------
Diversified Bond
         Institutional Class                     0.70%             September 30
--------------------------------------------------------------------------------
Diversified Equity
         Class A                                 1.25%             January 31
         Class B                                 2.00%             January 31
         Class C                                 2.00%             January 31
         Institutional Class                     1.00%             January 31
--------------------------------------------------------------------------------
Diversified Small Cap
         Institutional Class                     1.20%             January 31
--------------------------------------------------------------------------------
_______________
/1/ On February 4, 2003, the Board of Trustees approved an increase to the capped operating expense ratio ("net OER") for Service Class shares and a reduction to the net OER for Institutional Class shares of this Fund, effective August 1, 2003. The net OER for Service Class shares is 0.48% and the net OER for Institutional Class shares is 0.25%, through July 31, 2003.

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Name of Fund/class                             Capped              Expiration/
                                               Operating           Renewal Date
                                               Expense Ratio
--------------------------------------------------------------------------------
Equity Income
         Class A                               1.10%               January 31
         Class B                               1.85%               January 31
         Class C                               1.85%               January 31
         Institutional Class                   0.85%               January 31
--------------------------------------------------------------------------------
Equity Index
         Class A                               0.67%               January 31
         Class B                               1.41%               January 31
--------------------------------------------------------------------------------
Government Institutional Money Market          0.20%               July 31
--------------------------------------------------------------------------------
Government Money Market/2/
         Class A                               0.65%               July 31
         Service Class                         0.50%               July 31
         Administrator Class                   0.35%               July 31
         Institutional Class                   0.20%               July 31
--------------------------------------------------------------------------------
Growth Balanced
         Class A                               1.20%               January 31
         Class B                               1.95%               January 31
         Class C                               1.95%               January 31
         Institutional Class                   0.95%               January 31
--------------------------------------------------------------------------------
Growth Equity
         Class A                               1.50%               January 31
         Class B                               2.25%               January 31
         Class C                               2.25%               January 31
         Institutional Class                   1.25%               January 31
--------------------------------------------------------------------------------
Growth
         Class A                               1.25%               January 31
         Class B                               2.00%               January 31
         Institutional Class                   1.00%               January 31
--------------------------------------------------------------------------------
High Yield Bond
         Class A                               1.15%               September 30
         Class B                               1.90%               September 30
         Class C                               1.90%               September 30
--------------------------------------------------------------------------------
Income/3/
         Class A                               1.00%               September 30
         Class B                               1.75%               September 30
         Institutional Class                   0.75%               September 30
--------------------------------------------------------------------------------

_________________
/2/ On February 4, 2003, the Board of Trustees approved the establishment of Institutional Class shares of this Fund and the merger of the existing Institutional Class shares of the Government Institutional Money Market Fund into the newly formed Institutional Class shares of this Fund. These changes will occur on the same date -- on or about August 1, 2003. On February 4, 2003, the Board of Trustees also approved a reduction to the net OER for Class A shares of this Fund, effective August 1, 2003. Through July 31, 2003, the net OER for Class A shares is 0.75%.

/3/ In connection with the Fund's investment in the High Yield Bond Fund, Funds Management has agreed to waive its advisory fee for the portion of the Fund's assets that are invested in the High Yield Bond Fund and waive additional fees and/or reimburse additional expenses to the extent necessary to maintain the Fund's net OER, including for this purpose, consistent with Section 2 of the Agreement, the Fund's attributed share of the High Yield Bond Fund's expenses.

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Name of Fund/Class                         Capped                Expiration/
                                           Operating             Renewal Date
                                           Expense Ratio
--------------------------------------------------------------------------------
Income Plus/4/
         Class A                           1.00%                 September 30
         Class B                           1.75%                 September 30
         Class C                           1.75%                 September 30
--------------------------------------------------------------------------------
Index
         Institutional Class               0.25%                 January 31
--------------------------------------------------------------------------------
Index Allocation
         Class A                           1.30%                 January 31
         Class B                           2.05%                 January 31
         Class C                           2.05%                 January 31
--------------------------------------------------------------------------------
Inflation-Protected Bond/5/
         Class A                           0.90%                 September 30
         Class B                           1.65%                 September 30
         Class C                           1.65%                 September 30
         Institutional Class               0.65%                 September 30
--------------------------------------------------------------------------------
Intermediate Government Income
         Class A                           0.95%                 September 30
         Class B                           1.70%                 September 30
         Class C                           1.70%                 September 30
         Institutional Class               0.70%                 September 30
--------------------------------------------------------------------------------
International Equity/6/
         Class A                           1.50%                 January 31
         Class B                           2.25%                 January 31
         Class C                           2.25%                 January 31
         Institutional Class               1.25%                 January 31
--------------------------------------------------------------------------------
Large Cap Appreciation
         Class A                           1.25%                 January 31
         Class B                           2.00%                 January 31
         Class C                           2.00%                 January 31
         Institutional Class               1.00%                 January 31
--------------------------------------------------------------------------------
Large Cap Value/7/
         Class A                           1.25%                 January 31
         Class B                           2.00%                 January 31
         Class C                           2.00%                 January 31
         Institutional Class               1.00%                 January 31
--------------------------------------------------------------------------------

________________________

/4/ In connection with the Fund's investment in the High Yield Bond Fund, Funds Management has agreed to waive its advisory fee for the portion of the Fund's assets that are invested in the High Yield Bond Fund and waive additional fees and/or reimburse additional expenses to the extent necessary to maintain the Fund's net OER, including for this purpose, consistent with Section 2 of the Agreement, the Fund's attributed share of the High Yield Bond Fund's expenses.

/5/ The Initial Commitment extends through September 30, 2003. Thereafter, the Expiration/Renewal Date is September 30.

/6/ Funds Management has extended its waiver commitment for the Fund through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/7/ The Initial Commitment extends through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

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Name of Fund/Class                                Capped           Expiration/
                                                  Operating        Renewal Date
                                                  Expense Ratio
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Large Company Growth/8/
         Class A                                  1.20%            January 31
         Class B                                  1.95%            January 31
         Class C                                  1.95%            January 31
         Institutional Class                      0.95%            January 31
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Limited Term Government Income
         Class A                                  0.95%            September 30
         Class B                                  1.70%            September 30
         Institutional Class                      0.70%            September 30
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Liquidity Reserve Money Market
         Investor Class                           1.00%            July 31
--------------------------------------------------------------------------------
Minnesota Money Market
         Class A                                  0.80%            July 31
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Minnesota Tax-Free
         Class A                                  0.85%            October 31
         Class B                                  1.60%            October 31
         Institutional Class                      0.60%            October 31
--------------------------------------------------------------------------------
Moderate Balanced
         Institutional Class                      0.90%            January 31
--------------------------------------------------------------------------------
Money Market
         Class A                                  0.76%            July 31
         Class B                                  1.51%            July 31
--------------------------------------------------------------------------------
Money Market Trust                                0.20%            July 31
--------------------------------------------------------------------------------
Montgomery Emerging Markets Focus/9/
         Class A                                  1.90%            January 31
         Class B                                  2.65%            January 31
         Class C                                  2.65%            January 31
         Institutional Class                      1.60%            January 31
--------------------------------------------------------------------------------
Montgomery Institutional Emerging Markets/10/
         Select Class                             1.25%            January 31
--------------------------------------------------------------------------------
Montgomery Mid Cap Growth/11/
         Class A                                  1.45%            January 31
         Class B                                  2.20%            January 31
         Class C                                  2.20%            January 31
--------------------------------------------------------------------------------

________________________

/8/ Funds Management has extended its waiver commitment for the Fund through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/9/ The Initial Commitment extends through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/10/ The Initial Commitment extends through January 31, 2004. Thereafter, the
     Expiration/Renewal Date is January 31.

/11/ Funds Management has extended its waiver commitments shown for the Fund through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

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Name of Fund/Class                                Capped           Expiration/
                                                  Operating        Renewal Date
                                                  Expense Ratio
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Montgomery Short Duration Government Bond/12/
         Class A                                  0.90%            September 30
         Class B                                  1.65%            September 30
         Class C                                  1.65%            September 30
         Institutional Class                      0.60%            September 30
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Montgomery Small Cap/13/
         Class A                                  1.40%            January 31
         Class B                                  2.15%            January 31
         Class C                                  2.15%            January 31
         Institutional Class                      1.20%            January 31
--------------------------------------------------------------------------------
Montgomery Total Return Bond/14/
         Class A                                  1.00%            September 30
         Class B                                  1.75%            September 30
         Class C                                  1.75%            September 30
         Institutional Class                      0.70%            September 30
         Select Class                             0.42%            September 30
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National Limited Term Tax-Free
         Institutional Class                      0.60%            October 31
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National Tax-Free
         Class A                                  0.85%            October 31
         Class B                                  1.60%            October 31
         Class C                                  1.60%            October 31
         Institutional Class                      0.60%            October 31
--------------------------------------------------------------------------------
National Tax-Free Institutional Money Market/15/
         Class A                                  0.65%            July 31
         Service Class                            0.45%            July 31
         Institutional Class                      0.20%            July 31
--------------------------------------------------------------------------------
National Tax-Free Money Market
         Class A                                  0.65%            July 31
--------------------------------------------------------------------------------
National Tax-Free Money Market Trust              0.20%            July 31
--------------------------------------------------------------------------------
Nebraska Tax-Free
         Institutional Class                      0.83%            October 31
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Outlook Today/16/
         Class A                                  1.30%            June 30
         Class B                                  1.80%            June 30
         Class C                                  1.80%            June 30
         Institutional Class                      1.00%            June 30
--------------------------------------------------------------------------------

________________________

/12/ The Initial Commitment extends through September 30, 2004. Thereafter, the
     Expiration/Renewal Date is September 30.

/13/ The Initial Commitment extends through January 31, 2004. Thereafter, the
     Expiration/Renewal Date is January 31.

/14/ The Initial Commitment extends through September 30, 2004. Thereafter, the
     Expiration/Renewal Date is September 30.

/15/ On February 4, 2003, the Board of Trustees approved the establishment of
     Class A shares of this Fund, the merger of the existing Class A shares of the National Tax-Free Money Market Fund into the newly formed Class A shares of this Fund, and the name change of this Fund to the National Tax-Free Money Market Fund. These changes will occur on the same date -- on or about August 1, 2003. On February 4, 2003, the Board of Trustees also approved a reduction to the net OER for Institutional Class shares of this Fund, effective August 1, 2003. Through July 31, 2003, the net OER for Institutional Class shares is 0.30%.

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Name of Fund/Class                                Capped           Expiration/
                                                  Operating        Renewal Date
                                                  Expense Ratio
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Outlook 2010/16/
         Class A                                  1.30%            June 30
         Class B                                  1.80%            June 30
         Class C                                  1.80%            June 30
         Institutional Class                      1.00%            June 30
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Outlook 2020/16/
         Class A                                  1.30%            June 30
         Class B                                  1.80%            June 30
         Class C                                  1.80%            June 30
         Institutional Class                      1.00%            June 30
--------------------------------------------------------------------------------
Outlook 2030/16/
         Class A                                  1.30%            June 30
         Class B                                  1.80%            June 30
         Class C                                  1.80%            June 30
         Institutional Class                      1.00%            June 30
--------------------------------------------------------------------------------
Outlook 2040/16/
         Class A                                  1.30%            June 30
         Class B                                  1.80%            June 30
         Class C                                  1.80%            June 30
         Institutional Class                      1.00%            June 30
--------------------------------------------------------------------------------
Overland Express Sweep                            1.25%            July 31
--------------------------------------------------------------------------------
Prime Investment Institutional Money Market       0.20%            July 31
--------------------------------------------------------------------------------
Prime Investment Money Market/17/
         Service Class                            0.55%            July 31
         Institutional Class                      0.20%            July 31
--------------------------------------------------------------------------------
SIFE Specialized Financial Services/18/
         Class A                                  1.35%            January 31
         Class B                                  2.10%            January 31
         Class C                                  2.10%            January 31
--------------------------------------------------------------------------------
Small Cap Growth
         Class A                                  1.45%            January 31
         Class B                                  2.20%            January 31
         Class C                                  2.20%            January 31
         Institutional Class                      1.20%            January 31
--------------------------------------------------------------------------------
Small Cap Opportunities
         Institutional Class                      1.20%            January 31
--------------------------------------------------------------------------------
Small Company Growth
         Institutional Class                      1.20%            January 31
--------------------------------------------------------------------------------

________________________

/16/ The Board of Trustees approved extending the term of the Commitments of all of the Classes of each Outlook Fund until June 30, 2003. The Commitments shown represent the capped operating expense ratios of each Class since the shareholders approved new advisory arrangements in October 2001. The Capped Operating Expense Ratios of the Class B and Class C shares are expected to increase to 2.05% after June 30, 2003.

/17/ On February 4, 2003, the Board of Trustees approved the establishment of
     Institutional Class shares of this Fund and the merger of the existing Institutional Class shares of the Prime Investment Institutional Money Market Fund into the newly formed Institutional Class shares of this Fund. These changes will occur on the same date -- on or about August 1, 2003.

/18/ Initial Commitment extends for two years from the commencement of operations of the Fund (February 22, 2004). Thereafter, the
     Expiration/Renewal Date is January 31.

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Name of Fund/Class                                Capped           Expiration/
                                                  Operating        Renewal Date
                                                  Expense Ratio
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Small Company Value
         Class A                                  1.45%            January 31
         Class B                                  2.20%            January 31
         Class C                                  2.20%            January 31
         Institutional Class                      1.20%            January 31
--------------------------------------------------------------------------------
Specialized Health Sciences
         Class A                                  1.65%            January 31
         Class B                                  2.40%            January 31
         Class C                                  2.40%            January 31
--------------------------------------------------------------------------------
Specialized Technology/19/
         Class A                                  1.75%            January 31
         Class B                                  2.50%            January 31
         Class C                                  2.50%            January 31
--------------------------------------------------------------------------------
Stable Income
         Class A                                  0.90%            September 30
         Class B                                  1.65%            September 30
         Class C                                  1.65%            September 30
         Institutional Class                      0.65%            September 30
--------------------------------------------------------------------------------
Strategic Growth Allocation
         Institutional Class                      1.00%            January 31
--------------------------------------------------------------------------------
Strategic Income
         Institutional Class                      0.85%            January 31
--------------------------------------------------------------------------------
Tactical Maturity Bond
         Institutional Class                      0.60%            September 30
--------------------------------------------------------------------------------
Treasury Plus Institutional Money Market/20/
         Class A                                  0.65%            July 31
         Service Class                            0.50%            July 31
         Institutional Class                      0.20%            July 31
--------------------------------------------------------------------------------
Treasury Plus Money Market
         Class A                                  0.65%            July 31
--------------------------------------------------------------------------------
WealthBuilder Growth                              1.25%            September 30
--------------------------------------------------------------------------------
WealthBuilder Growth and Income                   1.25%            September 30
--------------------------------------------------------------------------------
WealthBuilder Growth Balanced                     1.25%            September 30
--------------------------------------------------------------------------------
100% Treasury Money Market
         Class A                                  0.65%            July 31
         Service Class                            0.50%/21/        July 31
--------------------------------------------------------------------------------

________________________

/19/ Funds Management has extended its waiver commitment for the Fund through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/20/ On February 4, 2003, the Board of Trustees approved the establishment of
     Class A shares of this Fund, the merger of the existing Class A shares of the Treasury Plus Money Market Fund into the newly formed Class A shares of this Fund, and the name change of this Fund to Treasury Plus Money Market Fund. These changes will occur on the same date -- on or about August 1, 2003. On February 4, 2003, the Board of Trustees also approved an increase to the net OER for Service Class shares and a reduction to the net OER for Institutional Class shares of this Fund, effective August 1, 2003. The net OER for Service Class shares is 0.46% and the net OER for Institutional Class shares is 0.21%, through July 31, 2003.

/21/ On February 4, 2003, the Board of Trustees approved an increase to the net
     OER for Service Class shares of this Fund, effective August 1, 2003. Through July 31, 2003, the net OER for Service Class shares is 0.46%.

Most Recent Annual Approval Date:  August 6, 2002.

The above schedule of capped operating expense ratios is agreed to as of June 9, 2003.

                                    WELLS FARGO FUNDS TRUST

                                    By: /s/ C. David Messman
                                       -------------------------------
                                       C. David Messman
                                       Secretary

                                    WELLS FARGO FUNDS MANAGEMENT, LLC

                                    By: /s/ Stacie D. DeAngelo
                                       -------------------------------
                                       Stacie D. DeAngelo
                                       Vice President